EXHIBIT 99

Ross Ayotte Corporate Marketing ON Semiconductor (602) 244-5978 ross.ayotte@onsemi.com	Ken Rizvi Investor Relations ON Semiconductor (602) 244-3437 ken.rizvi@onsemi.com

ON Semiconductor Announces its Intention to File with the

Securities and Exchange Commission a Registration Statement to

Register its Previously Issued 1.875% Convertible

Senior Subordinated Notes due 2025

PHOENIX, Ariz. – Feb. 27, 2006 – ON Semiconductor Corporation (NASDAQ: ONNN) today announced that it intends to file with the Securities and Exchange Commission on or about March 14, 2006 a Registration Statement on Form S-1 (the “Shelf Registration Statement”) for the registration under the Securities Act of 1933, as amended, of resales of the Company’s previously issued 1.875% Convertible Senior Subordinated Notes due 2025 (the “Notes”), which are fully and unconditionally guaranteed on an unsecured senior subordinated basis by certain existing and future subsidiaries of the Company (the “Guarantors”). The Shelf Registration Statement will also register resales of the common shares, par value $0.01 per share, of the Company issuable upon conversion of the Notes (the “Conversion Shares”) and the guarantees of the Guarantors described above (the “Guarantees” and, together with the Notes and the Conversion Shares, the “Registrable Securities”). The Notes were originally issued on December 21, 2005 at the same time a Registration Rights Agreement (the “Registration Rights Agreement”) was entered into among the Company, the Guarantors and the initial purchasers of the Notes, which requires the Shelf Registration Statement.

In accordance with the Registration Rights Agreement, beneficial holders of the Registrable Securities that wish to use the Shelf Registration Statement in connection with a resale of their Registrable Securities must complete the Selling Securityholder Notice and Questionnaire, copies of which can be obtained by contacting the below person at the Company. Once received, please return this completed and executed document for receipt by the Company on or before March 10, 2006.

Judith A. Boyle, Esq.

Vice President, Assistant General Counsel and

Assistant Secretary

ON Semiconductor Corporation

5005 E. McDowell Road

Phoenix, AZ 85008

Tel: (602) 244-4482

Fax: (602) 244-5601

Email: judy.boyle@onsemi.com

About ON Semiconductor

With its global logistics network and strong portfolio of power semiconductor devices, ON Semiconductor (Nasdaq: ONNN) is a preferred supplier of power solutions to engineers, purchasing professionals, distributors and contract manufacturers in the computer, cell phone, portable devices, automotive and industrial markets. For more information, please visit ON Semiconductor’s website at http://www.onsemi.com.

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ON Semiconductor and the ON Semiconductor logo are registered trademarks of Semiconductor Components Industries, LLC. All other brand and product names appearing in this document are registered trademarks or trademarks of their respective holders. Although the company references its website in this news release, such information on the website is not to be incorporated herein.

This news release includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact are statements that could be deemed forward-looking statements and are often characterized by the use of words such as “believes,” “expects,” “estimates,” “projects,” “may,” “will,” “intends,” “plans,” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this news release are made based on management’s current expectations and estimates, which involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. Among these factors are changes in overall economic conditions, the cyclical nature of the semiconductor industry, changes in demand for our products, changes in inventories at our customers and distributors, technological and product development risks, availability of raw materials, competitors’ actions, pricing and gross margin pressures, loss of key customers, order cancellations or reduced bookings, changes in manufacturing yields, control of costs and expenses, significant litigation, risks associated with acquisitions and dispositions, risks associated with our substantial leverage and restrictive covenants in our debt agreements, risks associated with our international operations, the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally , risks and costs associated with increased and new regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002), risks involving environmental or other governmental regulation, and the failure by the Company to file a registration statement for resale of the Company’s securities pursuant to the Registration Rights Agreement. Additional factors that could affect the company’s future operating results are described in our Form 10-K for the year ended December 31, 2005 under the caption “Trends, Risks and Uncertainties,” and other factors are described from time to time in our SEC filings. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information.

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